UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 24, 2015 (June 24, 2015)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

In connection with the Acquisition (as defined below), the Partnership entered into a Registration Rights Agreement, dated as of June 24, 2015 (the “Registration Rights Agreement”), with Jamex Marketing, LLC, Rios Holdings, Inc. and Gamboa Enterprises, LLC (the “Investors”).

Pursuant to the Registration Rights Agreement, if requested by Investors holding no less than $10.0 million of the Registrable Units, the Partnership is required to file within 20 days of the date of such request a registration statement providing for the resale of each Common Unit issued in the Acquisition (collectively, the “Registrable Units”).  The Partnership is required to use its best efforts to cause such registration statement to be declared effective on or as soon as practicable after the date of such request.  Holders (as defined therein) of Registrable Units also have the right to up to four underwritten offerings (but not more than one per calendar year), as well as piggy-back registration rights when the Partnership issues common units in a public offering, subject to exceptions.

Each Holder has rights under the Registration Rights Agreement until the date on which its Registrable Units are no longer “Registrable Securities,” as such term is defined in the Registration Rights Agreement.

The description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 24, 2015, Ferrellgas Partners, L.P. (the “Partnership”) completed its acquisition of Bridger, LLC’s (“Bridger”) membership interests in Bridger Logistics, LLC (“Bridger Logistics”) and its subsidiaries (the “Acquisition”).  The consideration consisted of approximately $562.5 million in cash, subject to certain post-closing adjustments for working capital, indebtedness, and transaction expenses, and 11,200,000 common units of the Partnership (the “Common Units”). The Common Units were issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Acquisition was completed pursuant to the terms of a previously announced purchase and sale agreement (the “Purchase Agreement”), a copy of which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed on June 1, 2015 and is incorporated into this Item 2.01 by reference. The description of the Purchase Agreement contained herein is qualified in its entirety by reference to the full text of such agreement.

The representations and warranties of the Partnership and Bridger in the Purchase Agreement were made only for purposes of that agreement and as of specific dates and were solely for the benefit of the respective counterparty.  The Purchase Agreement is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business, or operational information about the Partnership or Bridger Logistics and their respective subsidiaries. The representations and warranties made by the Partnership and Bridger in the Purchase Agreement may be (i) qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties and (ii) subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

Item 3.02.  Unregistered Sales of Equity Securities

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference.

Item 7.01.  Regulation FD Disclosure.

A copy of the press release announcing the completion of the Acquisition is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Bridger Logistics as of and for the years ended December 31, 2014, 2013, and 2012 and the notes thereto, together with the reports of KPMG LLP, independent auditors, and James, Hardy, Haley CPA, independent auditors, with respect thereto, were previously filed as Exhibit 99.4 to the Current Report on Form 8-K filed on June 1, 2015 and are incorporated into this Item 9.01 by reference.

The unaudited consolidated financial statements of Bridger Logistics as of March 31, 2015 and for the quarters ended March 31, 2015 and 2014 and the notes thereto were previously filed as Exhibit 99.5 to the Current Report on Form 8-K filed on June 1, 2015 and are incorporated into this Item 9.01 by reference.

(b) Pro forma financial information.

The unaudited pro forma Combined Condensed financial statements of the Partnership after giving effect to the Bridger Logistics Acquisition as of January 31, 2015 and for the year ended July 31, 2014 and the six months ended January 31, 2015 were previously filed as Exhibit 99.6 to the Current Report on Form 8-K filed on June 1, 2015 and are incorporated into this Item 9.01 by reference.

The unaudited pro forma Combined Condensed financial statements of the Ferrellgas, L.P. after giving effect to the Bridger Logistics Acquisition as of January 31, 2015 and for the year ended July 31, 2014 and the six months ended January 31, 2015 were previously filed as Exhibit 99.7 to the Current Report on Form 8-K filed on June 1, 2015 and are incorporated into this Item 9.01 by reference.

(d) Exhibits.

Exhibit Number	Description

2.1

Purchase and Sale Agreement, dated May 29, 2015, by and between Ferrellgas Partners, L.P. and Bridger, LLC* (incorporated by reference from Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on June 1, 2015).

10.1	Registration Rights Agreement, dated as of June 24, 2015 among Ferrellgas Partners, L.P., Jamex Marketing, LLC, Rios Holdings, Inc. and Gamboa Enterprises, LLC.

99.1	Press Release dated June 24, 2015.

99.2

Audited Consolidated Financial Statements of Bridger Logistics, LLC as of and for the years ended December 31, 2014, 2013 and 2012 and the notes thereto. (incorporated by reference from Exhibit 99.4 to the Partnership’s Current Report on Form 8-K filed on June 1, 2015).

99.3

Unaudited Consolidated Financial Statements of Bridger Logistics, LLC as of March 31, 2015 and for the quarters ended March 31, 2015 and 2014 and the notes thereto. (incorporated by reference from Exhibit 99.5 to the Partnership’s Current Report on Form 8-K filed on June 1, 2015).

99.4

Unaudited Pro Forma Combined Condensed Financial Statements of Ferrellgas Partners, L.P. as of January 31, 2015 and for the year ended July 31, 2014 and the six months ended January 31, 2015 and the notes thereto. (incorporated by reference from Exhibit 99.6 to the Partnership’s Current Report on Form 8-K filed on June 1, 2015).

99.5

Unaudited Pro Forma Combined Condensed Financial Statements of Ferrellgas, L.P. as of January 31, 2015 and for the year ended July 31, 2014 and the six months ended January 31, 2015 and the notes thereto. (incorporated by reference from Exhibit 99.7 to the Partnership’s Current Report on Form 8-K filed on June 1, 2015).

 * Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of these Exhibits and Schedules is included in the index of the Purchase and Sale Agreement. The Partnership agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
By: Ferrellgas, Inc., its general partner

June 24, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.

June 24, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

FERRELLGAS, L.P.
By: Ferrellgas, Inc., its general partner

June 24, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

June 24, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

EXHIBIT INDEX

Exhibit Number	Description

2.1

Purchase and Sale Agreement, dated May 29, 2015, by and between Ferrellgas Partners, L.P. and Bridger, LLC* (incorporated by reference from Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on June 1, 2015).

10.1	Registration Rights Agreement, dated as of June 24, 2015 among Ferrellgas Partners, L.P., Jamex Marketing, LLC, Rios Holdings, Inc. and Gamboa Enterprises, LLC.

99.1	Press Release dated June 24, 2015.

99.2

Audited Consolidated Financial Statements of Bridger Logistics, LLC as of and for the years ended December 31, 2014, 2013 and 2012 and the notes thereto. (incorporated by reference from Exhibit 99.4 to the Partnership’s Current Report on Form 8-K filed on June 1, 2015).

99.3

Unaudited Consolidated Financial Statements of Bridger Logistics, LLC as of March 31, 2015 and for the quarters ended March 31, 2015 and 2014 and the notes thereto. (incorporated by reference from Exhibit 99.5 to the Partnership’s Current Report on Form 8-K filed on June 1, 2015).

99.4

Unaudited Pro Forma Combined Condensed Financial Statements of Ferrellgas Partners, L.P. as of January 31, 2015 and for the year ended July 31, 2014 and the six months ended January 31, 2015 and the notes thereto. (incorporated by reference from Exhibit 99.6 to the Partnership’s Current Report on Form 8-K filed on June 1, 2015).

99.5

Unaudited Pro Forma Combined Condensed Financial Statements of Ferrellgas, L.P. as of January 31, 2015 and for the year ended July 31, 2014 and the six months ended January 31, 2015 and the notes thereto. (incorporated by reference from Exhibit 99.7 to the Partnership’s Current Report on Form 8-K filed on June 1, 2015).

 * Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of these Exhibits and Schedules is included in the index of the Purchase and Sale Agreement. The Partnership agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the Securities and Exchange Commission upon request.